UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	April 30, 2018

Item 1. Schedule of Investments:

Putnam Research Fund

The fund's portfolio
4/30/18 (Unaudited)

COMMON STOCKS (97.5%)(a)
			Shares	Value

Aerospace and defense (2.6%)

Boeing Co. (The)			8,016	$2,673,817

L3 Technologies, Inc.			3,436	673,044

Raytheon Co.			12,660	2,594,540

Textron, Inc.			17,449	1,084,281

TransDigm Group, Inc.			3,164	1,014,283

				8,039,965
Airlines (0.2%)

Air Canada (Canada)(NON)			25,059	492,612

				492,612
Automobiles (0.9%)

General Motors Co.			74,729	2,745,543

				2,745,543
Banks (5.7%)

Bank of America Corp.			272,393	8,149,999

Citigroup, Inc.			79,042	5,396,197

JPMorgan Chase & Co.			35,488	3,860,385

				17,406,581
Beverages (2.8%)

Coca-Cola Co. (The)			90,748	3,921,221

Constellation Brands, Inc. Class A			2,496	581,892

Molson Coors Brewing Co. Class B			22,884	1,630,256

PepsiCo, Inc.			24,124	2,435,077

				8,568,446
Biotechnology (3.0%)

AbbVie, Inc.			9,106	879,184

Alexion Pharmaceuticals, Inc.(NON)			11,596	1,364,037

Amgen, Inc.			9,295	1,621,792

Biogen, Inc.(NON)			2,146	587,146

Gilead Sciences, Inc.			42,035	3,036,188

Vertex Pharmaceuticals, Inc.(NON)			10,568	1,618,595

				9,106,942
Building products (0.1%)

AO Smith Corp.			6,295	386,198

				386,198
Capital markets (5.7%)

BlackRock, Inc.			5,108	2,663,822

E*Trade Financial Corp.(NON)			48,830	2,963,004

Goldman Sachs Group, Inc. (The)			16,997	4,050,895

Intercontinental Exchange, Inc.			18,861	1,366,668

Invesco, Ltd.			38,211	1,106,973

Investment Technology Group, Inc.			29,036	587,108

KKR & Co. LP			146,102	3,059,376

Raymond James Financial, Inc.			16,101	1,445,065

				17,242,911
Chemicals (2.7%)

DowDuPont, Inc.			55,774	3,527,148

Ecolab, Inc.			1,654	239,450

FMC Corp.			17,230	1,373,748

Monsanto Co.			5,250	658,193

PPG Industries, Inc.			1,102	116,680

Sherwin-Williams Co. (The)			5,080	1,867,713

W.R. Grace & Co.			5,139	351,713

				8,134,645
Commercial services and supplies (0.3%)

Waste Connections, Inc.			14,270	1,031,721

				1,031,721
Construction materials (0.3%)

Summit Materials, Inc. Class A(NON)			32,202	906,164

				906,164
Consumer finance (—%)

Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private)(NON)(F)(RES)			46,722	100,179

				100,179
Containers and packaging (0.3%)

Ball Corp.			20,411	818,277

				818,277
Diversified telecommunication services (1.7%)

AT&T, Inc.			57,118	1,867,759

Verizon Communications, Inc.			66,711	3,292,188

				5,159,947
Electric utilities (2.5%)

American Electric Power Co., Inc.			29,665	2,075,957

Duke Energy Corp.			4,175	334,668

Edison International			7,068	463,095

Exelon Corp.			55,807	2,214,422

FirstEnergy Corp.			8,210	282,424

NextEra Energy, Inc.			8,690	1,424,378

PG&E Corp.			7,626	351,559

Southern Co. (The)			4,594	211,875

Xcel Energy, Inc.			8,512	398,702

				7,757,080
Electrical equipment (1.1%)

Emerson Electric Co.			51,123	3,395,078

				3,395,078
Electronic equipment, instruments, and components (0.3%)

Orbotech, Ltd. (Israel)(NON)			13,941	814,433

				814,433
Equity real estate investment trusts (REITs) (0.8%)

American Tower Corp.(R)			7,939	1,082,562

Gaming and Leisure Properties, Inc.(R)			37,531	1,286,187

				2,368,749
Food and staples retail (2.2%)

Costco Wholesale Corp.			9,712	1,914,818

Kroger Co. (The)			50,735	1,278,015

Walgreens Boots Alliance, Inc.			20,140	1,338,303

Walmart, Inc.			23,290	2,060,233

				6,591,369
Food products (1.0%)

Archer-Daniels-Midland Co.			2,053	93,165

Kraft Heinz Co. (The)			7,224	407,289

McCormick & Co., Inc. (non-voting shares)			15,413	1,624,684

Pinnacle Foods, Inc.			13,886	838,714

				2,963,852
Health-care equipment and supplies (4.4%)

Baxter International, Inc.			17,583	1,222,019

Becton Dickinson and Co.			15,287	3,544,597

Boston Scientific Corp.(NON)			71,336	2,048,770

Danaher Corp.			39,216	3,934,149

Dentsply Sirona, Inc.			29,983	1,509,344

Intuitive Surgical, Inc.(NON)			2,750	1,212,145

				13,471,024
Health-care providers and services (2.0%)

Cigna Corp.			6,124	1,052,226

Express Scripts Holding Co.(NON)			2,395	181,302

HCA Healthcare, Inc.			4,801	459,648

UnitedHealth Group, Inc.			19,202	4,539,353

				6,232,529
Hotels, restaurants, and leisure (1.9%)

Chipotle Mexican Grill, Inc.(NON)			3,182	1,347,036

Hilton Worldwide Holdings, Inc.			18,344	1,446,241

Restaurant Brands International, Inc. (Canada)			12,068	656,741

Wynn Resorts, Ltd.			7,499	1,396,239

Yum China Holdings, Inc. (China)			23,803	1,017,816

				5,864,073
Household products (1.6%)

Church & Dwight Co., Inc.			17,104	790,205

Kimberly-Clark Corp.			11,847	1,226,638

Procter & Gamble Co. (The)			38,786	2,805,779

				4,822,622
Independent power and renewable electricity producers (0.6%)

NRG Energy, Inc.			58,273	1,806,463

				1,806,463
Industrial conglomerates (1.5%)

Honeywell International, Inc.			15,816	2,288,259

Roper Technologies, Inc.			8,019	2,118,540

				4,406,799
Insurance (3.2%)

American International Group, Inc.			43,578	2,440,368

Assured Guaranty, Ltd.			56,175	2,038,591

Chubb, Ltd.			12,353	1,675,932

Prudential PLC (United Kingdom)			136,169	3,497,376

				9,652,267
Internet and direct marketing retail (3.8%)

Amazon.com, Inc.(NON)			5,430	8,504,086

Booking Holdings, Inc.(NON)			1,415	3,081,870

				11,585,956
Internet software and services (6.1%)

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			8,858	1,581,507

Alphabet, Inc. Class A(NON)			8,246	8,399,211

Delivery Hero Holding GmbH (Germany)(NON)			18,261	871,962

Facebook, Inc. Class A(NON)			28,603	4,919,716

GoDaddy, Inc. Class A(NON)			11,682	754,190

Instructure, Inc.(NON)			16,548	671,021

Tencent Holdings, Ltd. (China)			29,500	1,451,446

				18,649,053
IT Services (3.3%)

DXC Technology Co.			36,038	3,714,076

Fidelity National Information Services, Inc.			15,365	1,459,214

Mastercard, Inc. Class A			6,609	1,178,186

Visa, Inc. Class A(S)			29,467	3,738,773

				10,090,249
Life sciences tools and services (0.2%)

Mettler-Toledo International, Inc.(NON)			1,113	623,202

				623,202
Machinery (2.9%)

Caterpillar, Inc.			24,848	3,587,057

Deere & Co.			5,411	732,271

Dover Corp.			11,415	1,058,171

Fortive Corp.			29,726	2,090,035

KION Group AG (Germany)			15,141	1,263,359

				8,730,893
Media (3.0%)

Charter Communications, Inc. Class A(NON)			5,999	1,627,469

Comcast Corp. Class A			49,422	1,551,357

Discovery Communications, Inc. Class C(NON)			48,834	1,085,091

DISH Network Corp. Class A(NON)			25,786	865,120

Time Warner, Inc.			37,386	3,544,193

Walt Disney Co. (The)			4,630	464,528

				9,137,758
Metals and mining (0.3%)

Alcoa Corp.(NON)			9,677	495,462

Iluka Resources, Ltd. (Australia)			42,584	374,507

				869,969
Multi-utilities (0.5%)

Ameren Corp.			7,163	419,895

CMS Energy Corp.			6,654	314,002

Dominion Energy, Inc.			11,818	786,606

				1,520,503
Oil, gas, and consumable fuels (7.0%)

Anadarko Petroleum Corp.			17,011	1,145,181

Cairn Energy PLC (United Kingdom)(NON)			173,704	540,455

Cenovus Energy, Inc. (Canada)			294,401	2,948,711

ConocoPhillips			40,172	2,631,266

Eni SpA (Italy)			39,968	779,968

EOG Resources, Inc.			7,811	923,026

Exxon Mobil Corp.			35,503	2,760,358

Kinder Morgan, Inc.			140,023	2,215,164

Noble Energy, Inc.			22,393	757,555

ONEOK, Inc.			2,848	171,507

Pioneer Natural Resources Co.			6,399	1,289,718

Seven Generations Energy, Ltd. Class A (Canada)(NON)			58,635	836,632

Suncor Energy, Inc. (Canada)			27,230	1,041,312

Total SA (France)			46,018	2,897,391

Williams Cos., Inc. (The)			7,392	190,196

				21,128,440
Pharmaceuticals (3.6%)

Bristol-Myers Squibb Co.			42,169	2,198,270

Eli Lilly & Co.			3,386	274,503

Jazz Pharmaceuticals PLC(NON)			10,898	1,656,932

Johnson & Johnson			20,375	2,577,234

Merck & Co., Inc.			37,275	2,194,379

Nektar Therapeutics(NON)			3,670	307,032

Pfizer, Inc.			45,657	1,671,503

				10,879,853
Road and rail (0.5%)

Norfolk Southern Corp.			10,272	1,473,724

				1,473,724
Semiconductors and semiconductor equipment (4.5%)

Applied Materials, Inc.			53,325	2,648,653

Intel Corp.			26,341	1,359,722

NXP Semiconductor NV(NON)			18,401	1,930,265

ON Semiconductor Corp.(NON)			105,179	2,322,352

Qualcomm, Inc.			71,657	3,655,224

Texas Instruments, Inc.			18,170	1,842,983

				13,759,199
Software (6.3%)

Activision Blizzard, Inc.			42,451	2,816,624

Adobe Systems, Inc.(NON)			3,638	806,181

Everbridge, Inc.(NON)			22,464	839,030

Microsoft Corp.			98,230	9,186,470

NCSOFT Corp. (South Korea)			5,578	1,870,984

Oracle Corp.			43,240	1,974,771

PearlAbyss Corp. (South Korea)(NON)			2,359	570,726

RealPage, Inc.(NON)			5,092	272,422

salesforce.com, Inc.(NON)			5,651	683,714

				19,020,922
Specialty retail (3.0%)

Advance Auto Parts, Inc.			6,766	774,369

Burlington Stores, Inc.(NON)			4,846	658,329

Home Depot, Inc. (The)			27,940	5,163,312

O'Reilly Automotive, Inc.(NON)			4,030	1,031,962

TJX Cos., Inc. (The)			18,032	1,530,015

				9,157,987
Technology hardware, storage, and peripherals (2.7%)

Apple, Inc.			49,443	8,170,950

				8,170,950
Textiles, apparel, and luxury goods (0.3%)

NIKE, Inc. Class B			11,196	765,694

				765,694

Total common stocks (cost $266,493,344)				$295,850,821

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
			Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $365) (Private)(NON)(F)(RES)			128	$274

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $6,955) (Private)(NON)(F)(RES)			2,208	5,233

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $16,334) (Private)(NON)(F)(RES)			3,209	12,288

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $23,689) (Private)(NON)(F)(RES)			4,654	17,822

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $13,286) (Private)(NON)(F)(RES)			2,420	9,995

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $40,105) (Private)(NON)(F)(RES)			5,222	30,172

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $112,481) (Private)(NON)(F)(RES)			39,467	84,623

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $142,232) (Private)(NON)(F)(RES)			49,906	107,006

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $206,805) (Private)(NON)(F)(RES)			72,632	155,578

Total convertible preferred stocks (cost $562,252)				$422,991

PURCHASED OPTIONS OUTSTANDING (0.0%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value

Credit Suisse International

General Electric Co. (Call)	Jun-18/$22.00	2,642,937	$187,842	$266

UBS AG

General Electric Co. (Call)	Jun-18/21.00	2,757,762	196,003	981

Total purchased options outstanding (cost $122,504)				$1,247

SHORT-TERM INVESTMENTS (4.1%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 1.95%(AFF)		Shares	4,775,425	$4,775,425

Putnam Short Term Investment Fund 1.88%(AFF)		Shares	7,407,679	7,407,679

U.S. Treasury Bills 1.486%, 5/3/18			$22,000	21,998

U.S. Treasury Bills 1.680%, 6/7/18(SEG)			136,000	135,771

U.S. Treasury Bills 1.735%, 7/12/18(SEG)			31,000	30,892

U.S. Treasury Bills 1.798%, 7/19/18(SEG)(SEGSF)			189,000	188,272

U.S. Treasury Bills 1.811%, 6/21/18(SEG)			18,000	17,957

Total short-term investments (cost $12,577,990)				$12,577,994

TOTAL INVESTMENTS

Total investments (cost $279,756,090)				$308,853,053

FORWARD CURRENCY CONTRACTS at 4/30/18 (aggregate face value $23,323,795) (Unaudited)

Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)

Bank of America N.A.
	British Pound	Sell	6/20/18	$3,788,192	$3,785,411	$(2,781)
	Canadian Dollar	Sell	7/18/18	2,448,597	2,442,559	(6,038)
Barclays Bank PLC
	British Pound	Buy	6/20/18	1,115,124	1,153,872	(38,748)
	Canadian Dollar	Sell	7/18/18	349,788	348,899	(889)
Citibank, N.A.
	Euro	Sell	6/20/18	4,588,882	4,656,850	67,968
	Japanese Yen	Buy	5/16/18	932,605	963,606	(31,001)
	Japanese Yen	Sell	5/16/18	932,605	960,474	27,869
Goldman Sachs International
	British Pound	Sell	6/20/18	304,275	304,045	(230)
	Canadian Dollar	Sell	7/18/18	929,752	938,795	9,043
	Japanese Yen	Buy	5/16/18	1,471,483	1,515,528	(44,045)
	Japanese Yen	Sell	5/16/18	1,471,483	1,476,687	5,204
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/18/18	1,424,824	1,421,447	(3,377)
	Euro	Buy	6/20/18	789,256	801,192	(11,936)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/18/18	783,454	781,460	(1,994)
	Israeli Shekel	Sell	7/18/18	924,719	952,934	28,215
UBS AG
	Australian Dollar	Sell	7/18/18	804,457	820,036	15,579

Unrealized appreciation						153,878

Unrealized (depreciation)						(141,039)

Total						$12,839
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/18 (Unaudited)

	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)

S&P 500 Index E-Mini (Long)	21	$2,780,453	$2,779,350	Jun-18	$1,494

Unrealized appreciation					1,494

Unrealized (depreciation)					—

Total					$1,494

WRITTEN OPTIONS OUTSTANDING at 4/30/18 (premiums $51,778) (Unaudited)

Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value

Credit Suisse International

General Electric Co. (Call)	Jun-18/$24.00	$2,642,937	$187,842	$248
UBS AG

General Electric Co. (Call)	Jun-18/22.00	2,757,762	196,003	278

Total				$526

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/18 (Unaudited)

Swap counterparty/notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)

Goldman Sachs International
	$6,149,650	$6,067,610	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$84,739

	Upfront premium received		—		Unrealized appreciation		84,739

	Upfront premium (paid)		—		Unrealized (depreciation)		—

		Total	$—			Total	$84,739

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $303,550,763.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $523,170, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:

	Name of affiliate	Fair value as of 7/31/17	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/18

Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$5,024,368	$56,033,603	$56,282,546	$63,319	$4,775,425
	Putnam Short Term Investment Fund**	4,374,403	65,150,554	62,117,278	13,847	7,407,679

	Total Short-term investments	$9,398,771	$121,184,157	$118,399,824	$77,166	$12,183,104
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $4,775,425, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $4,709,346.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $147,593.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $20,918.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $71,295 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $63,769 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $20,918 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$39,257,011	$—	$—
Consumer staples	22,946,289	—	—
Energy	12,083,971	9,044,469	—
Financials	40,804,383	3,497,376	100,179
Health care	40,313,550	—	—
Industrials	26,201,019	1,755,971	—
Information technology	65,739,688	4,765,118	—
Materials	10,354,548	374,507	—
Real estate	2,368,749	—	—
Telecommunication services	5,159,947	—	—
Utilities	11,084,046	—	—
Total common stocks	276,313,201	19,437,441	100,179
Convertible preferred stocks	—	—	422,991
Purchased options outstanding	—	1,247	—
Short-term investments	7,407,679	5,170,315	—

Totals by level	$283,720,880	$24,609,003	$523,170

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$12,839	$—
Futures contracts	1,494	—	—
Written options outstanding	—	(526)	—
Total return swap contracts	—	84,739	—

Totals by level	$1,494	$97,052	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$153,878	$141,039
Equity contracts	87,480	526

Total	$241,358	$141,565

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$280,000
Written equity option contracts (contract amount)		$230,000
Futures contracts (number of contracts)		10
Forward currency contracts (contract amount)		$23,500,000
OTC total return swap contracts (notional)		$6,000,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: June 29, 2018